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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Amendment No. 4 to Registration Statement No. 333-2000 of Patlex Holdings, Inc. on Form S-4 of our Independent Auditors' Report dated January 20, 1995, appearing in the Proxy Statement/Prospectus, which is part of this Registration Statement.


     We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ AHEARN, JASCO + COMPANY, P.A.

AHEARN, JASCO + COMPANY, P.A.
Certified Public Accountants

Pompano Beach, Florida
July 17, 1996